FILE COPY

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

Company No. 5081105

The Registrar of Companies for England and Wales hereby certifies that

ONE ONE ONE LIMITED

having by special resolution changed its name, is now incorporated

under the name of

PROTECTAGROUP HOLDINGS LIMITED

Given at Companies House, Cardiff, the 16th January 2006

C05081105F

REGISTRAR OF COMPANIES FOR ENGLAND AND WALES

THE OFFICIAL SEAL OF THE REGISTRAR OF COMPANIES

Companies House

— for the record —

HC006B

FILE COPY

CERTIFICATE OF INCORPORATION
ON CHANGE OF NAME

Company No. 5081105

The Registrar of Companies for England and Wales hereby certifies that

PROTECTAGROUP LIMITED

having by special resolution changed its name, is now incorporated

under the name of

ONE ONE ONE LIMITED

Given at Companies House, Cardiff, the 15th December 2004

C05081105E

REGISTRAR OF COMPANIES FOR ENGLAND AND WALES

THE OFFICIAL SEAL OF THE REGISTRAR OF COMPANIES

Companies House
— for the record —

HC006B

FILE COPY

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

Company No. 5081105

The Registrar of Companies for England and Wales hereby certifies that

ONE ONE ONE LIMITED

having by special resolution changed its name, is now incorporated

under the name of

PROTECTAGROUP LIMITED

Given at Companies House, Cardiff, the 3rd November 2004

C050811052

REGISTRAR OF COMPANIES FOR ENGLAND AND WALES

THE OFFICIAL SEAL OF THE REGISTRAR OF COMPANIES

Companies House

— for the record —

HC006B

File Copy

CERTIFICATE OF INCORPORATION OF A PRIVATE LIMITED COMPANY

Company No. 5081105

The Registrar of Companies for England and Wales hereby certifies that

ONE ONE ONE LIMITED

is this day incorporated under the Companies Act 1985 as a private company and that the company is limited.

Given at Companies House, Cardiff, the 23rd March 2004

N05081105Y

REGISTRAR OF COMPANIES FOR ENGLAND AND WALES

THE OFFICIAL SEAL OF THE REGISTRAR OF COMPANIES

Companies House

— for the record —

The above information was communicated in non-legible form and authenticated by the Registrar of Companies under section 710A of the Companies Act 1985